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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 1997


                          MOLTEN METAL TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                     0-21042                 52-1659959
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 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)



              400-2 TOTTEN POND ROAD, WALTHAM, MASSACHUSETTS 02154
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (781) 487-9700
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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On December 3, 1997, Molten Metal Technology, Inc. issued a press release stating that it, along with four affiliated companies, had filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The petition was filed in the U.S. Bankruptcy Court for the District of Massachusetts. The matter was assigned to Bankruptcy Judge Carol Kenner, and the case numbers are as follows:

     Molten Metal Technology, Inc.         97-21385-CJK
     MMT of Tennessee Inc.                 97-21386-CJK
     MMT Federal Holdings, Inc.            97-21387-CJK
     M4 Environmental Management Inc.      97-21388-CJK
     M4 Environmental L.P.                 97-21389-CJK



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

Exhibit
Number         Description of Document
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99.1           Press Release, dated December 3, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MOLTEN METAL TECHNOLOGY, INC.




Dated: December 11, 1997                 By: /s/ F. Gordon Bitter
                                             -----------------------------------
                                             F. Gordon Bitter
                                             Chief Executive Officer and
                                             Chief Financial Officer



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